                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -----------------------

                                   FORM 8-K/A
                                Amendment No. 1

                            -----------------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1936

      Date of report (Date of earliest event reported): June 18, 2003

                              VALESC HOLDINGS INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                         0-31459                 23-3048857
         --------                        -------                 ----------
      (State or Other            (Commission File Number)    (IRS Identifiction
Jurisdiction of Incorporation)                                     Number)

                16200 Addison Road, Suite 190, Addison, TX 75001
                ------------------------------------------------
              (Address of Principal Executive Offices) (zip code)

       Registrant's telephone number, including area code: (972) 931-1989

     The registrant hereby files this report on Form 8-K/A to amend the report on Form 8-K dated June 18, 2003 to amend Item 7 to include (a) Financial Statements of Business Acquired and (b) Pro Forma Financial Information in connection with the acquisition reported in the Form 8-K. No other items in the registrant's report on Form 8-K dated June 18, 2003 are amended.


ITEM 7.  Financial Statements, Pro Form Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.


                          DIMENSION DISTRIBUTING, INC.


CONTENTS

                                                                            Page
                                                                            ----
Report of Independent Auditors                                               3

Balance Sheet as of December 31, 2002                                        4

Statements of Operations for the years ended
 December 31, 2002 and 2001                                                  5

Statements of Stockholder's Deficit for the years ended
 December 31, 2002 and 2001                                                  6

Statements of Cash Flows for the years ended
 December 31, 2002 and 2001.                                                 7

Notes to the Financial Statements                                           8-12

                         REPORT OF INDEPENDENT AUDITORS


To the Shareholder of
Dimension Distributing, Inc.

We have audited the accompanying balance sheet of Dimension Distributing, Inc. as of December 31, 2002 and the related statements of operations, stockholder's equity, and cash flows for each of the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Dimension Distributing, Inc. as of December 31, 2002, and the results of its operations and its cash flows for each of the years ended December 31, 2002 and 2001 in conformity with accounting principles generally accepted in the United States of America.




                                        Moore Stephens, P.C.
                                        Certified Public Accountants

New York, New York
August 1, 2003

                          DIMENSION DISTRIBUTING, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2002


                         ASSETS
Current Assets
   Cash and cash equivalents                              $  9,056
   Accounts receivable, net                                 38,551
   Commissions receivable                                   64,872
   Inventory                                                12,285
                                                          --------
Total Current Assets                                       124,764
Property and Equipment - net                                 2,244
                                                          --------
TOTAL ASSETS                                              $127,008
                                                          ========

         LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities

   Credit line payable                                    $  3,465
   Accounts payable and accrued expenses                     6,450
   Taxes payable                                             1,511
   Accrued pension costs                                    20,000
                                                          --------
Total Current Liabilities                                   31,426


Advance payable - related party                             75,202
                                                          --------
TOTAL LIABILITIES                                          106,628
                                                          --------


COMMITMENTS AND CONTINGENCIES [NOTE 6]                        --

STOCKHOLDER'S EQUITY
Common stock, no par value;  1,000 shares authorized;
   1,000 shares issued; 500 shares outstanding               1,000
Retained earnings                                           84,153
                                                          --------
                                                            85,153
   Less treasury stock, at cost, 500 shares                 64,773
                                                          --------
TOTAL STOCKHOLDER'S EQUITY                                  20,380
                                                          --------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                $127,008
                                                          ========










   The accompanying notes are an integral part of these financial statements.

                          DIMENSION DISTRIBUTING, INC.
                             STATEMENTS OF OPERATIONS
                        FOR THE YEARS ENDED DECEMBER 31,


                                                2002         2001
                                                ----         ----
REVENUES:
COMMISSION INCOME                             $ 548,714    $ 430,247
                                              ---------    ---------
SALES                                           190,039      264,202
COST OF SALES                                   120,522      170,421
                                              ---------    ---------
GROSS PROFIT                                    618,231      524,028
                                              ---------    ---------

OPERATING EXPENSES:
Compensation and related benefits and taxes     420,922      408,772
Commissions                                      58,718       46,377
Occupancy and related costs                      12,059       10,106
Other general and administrative                108,801       95,650
                                              ---------    ---------
Total Operating Expenses                        600,500      560,905
                                              ---------    ---------
INCOME [LOSS] FROM OPERATIONS                    17,731      (36,877)
                                              ---------    ---------

OTHER INCOME AND [EXPENSES]
   Other income                                   3,307        2,095
   Interest income                                   48          115
   Interest expense                                (765)        (322)
                                              ---------    ---------
INCOME [LOSS] BEFORE INCOME TAXES                20,321      (34,989)
                                              ---------    ---------

   Income taxes                                   2,771        2,546
                                              ---------    ---------
NET INCOME [LOSS]                             $  17,550    $ (37,535)
                                              =========    =========










   The accompanying notes are an integral part of these financial statements.

                          DIMENSION DISTRIBUTING, INC.
                       STATEMENTS OF STOCKHOLDER'S DEFICIT
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                                    Total
                                                                 Retained         Treasury       Stockholder's
                                 Shares          Amount          Earnings           Stock           Deficit
                                 ------          ------          --------           -----           -------
Balance at January 1, 2001          500         $  1,000         $104,138        $(64,773)          $ 40,365



Net loss                                                          (37,535)                           (37,535)

                               --------         --------         --------        --------           --------

Balance at December 31, 2001        500         $  1,000         $ 66,603        $(64,773)          $  2,830



Net income                                                         17,550                             17,550

                               --------         --------         --------        --------           --------

Balance at December 31, 2002        500         $  1,000         $ 84,153        $(64,773)          $ 20,380
                               ========         ========         ========        ========           ========











   The accompanying notes are an integral part of these financial statements.

                          DIMENSION DISTRIBUTING, INC.
                            STATEMENTS OF CASH FLOWS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         2002        2001
                                                         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income [Loss]                                      $ 17,550    $(37,535)
Adjustments to reconcile net income [loss] to
 cash and cash equivalents:
Depreciation                                              1,030       1,385
Allowance for doubtful accounts                           3,000        --
[Increase] decrease in operating assets:
   Accounts receivable                                    7,606          25
   Commission receivable                                (31,502)     40,184
   Other receivable                                         294        (294)
   Prepaid expenses                                         600        --
   Inventory                                              9,015      (1,536)
   Other assets                                             945        --

[Decrease] increase in operating liabilities:
   Accounts payable and accrued expenses                 (6,165)      2,277
   Taxes payable                                             22      (1,373)
   Accrued pension costs                                   --       (15,000)
                                                       --------    --------
Net cash provided [used] by operating activities          2,395     (11,867)
                                                       --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment                       (1,722)       --
                                                       --------    --------
Net cash used by investing activities                    (1,722)       --
                                                       --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES
Cash paid for treasury stock                               --       (14,000)
Cash advances from the credit line                       30,000        --
Cash paid to the credit line                            (26,535)       --
Advances received from related party                     83,476      55,802
Advance paid to related party                           (79,519)    (37,310)
                                                       --------    --------
Net cash provided by financing activities activities      7,422       4,492
                                                       --------    --------

NET INCREASE [DECREASE] IN CASH                           8,095      (7,375)

CASH AND CASH EQUIVALENTS - Beginning of year               961       8,336
                                                       --------    --------
CASH AND CASH EQUIVALENTS - End of year                $  9,056    $    961
                                                       ========    ========
   CASH PAID DURING THE YEAR FOR:
     INTEREST                                          $    765    $    322
     TAXES                                             $  2,589    $  2,711







   The accompanying notes are an integral part of these financial statements.

                          DIMENSION DISTRIBUTING, INC.
                       NOTES TO THE FINANCIAL STATEMENTS


1. THE COMPANY

Dimension Distributing, Inc. [the "Company"] was formed on January 6, 1992 in the state of Connecticut. The Company is primarily involved in sales and marketing specifically focused towards professionals involved with wound care, incontinence and other specialty markets. Other areas the Company represents include the following:

     o  Stress sore formation or pressure relief
     o  Restraint, restraint reduction
     o  Fall prevention
     o  Patient lifting, employee injury reduction
     o  Hyper/hypothermia systems
     o  Seating and positioning

The Company operates within the state of Maine and the New England region of the United States of America. The Company's principal office location is in Arundel, Maine and has sales representatives throughout the New England region and upstate New York.

On June 18, 2003, the Company was acquired by Valesc Holdings Inc. [Note 10].


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     a. Use of Estimates - the preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the allowance for bad debts.

     b. Cash and Cash Equivalents - the Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The Company had approximately $3,600 of such investments at December 31, 2002.

     c. Inventories - Inventories are stated at the lower of cost [first in, first out] or market, not in excess of net realizable value.

     d. Property and Equipment, net - Property and equipment are stated at cost. Depreciation is provided by the straight-line and accelerated methods over the estimated useful lives of the assets, which range from 5 to 7 years.

     e. Shipping and Handling Costs - the Company includes shipping and handling costs with cost of sales. Revenues received from shipping and handling are included with other operating revenues.

     f. Advertising costs - advertising costs are charged to operations when incurred. Advertising costs for each of the years ended December 31, 2002 and 2001 are immaterial to the financial statements.

                          DIMENSION DISTRIBUTING, INC.
                  NOTES TO THE FINANCIAL STATEMENTS - CONTINUED


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     g. Revenue Recognition - Commission revenue from brokered sales are recognized in accordance with EITF 99-19, "Reporting Revenue Gross as a Principal versus Net as an Agent" ["EITF 99-19"]. Based upon definitions and paragraphs 15 - 17 of EITF 99-19, the Company is an agent and all commission revenue is recognized on a net basis. The Company recognizes product sales revenue at the time the goods are shipped to the customer.

     h. Income Taxes - The Company uses the liability method for reporting income taxes, under which current and deferred tax liabilities and assets are recorded in accordance with enacted tax laws and rates. Under this method, the amounts of deferred tax liabilities and assets at the end of the period are determined using the tax rate expected to be in effect when taxes are actually paid or recovered. Future tax benefits are recognized to the extent that realization of such benefits is more likely than not.

          The deferred tax assets and liabilities are determined based upon the differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are assumed to reverse.

     i. Fair Value of Financial Instruments - Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures about Fair Values of Financial Instruments", requires disclosing fair value to the extent practicable for financial instruments which are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement. For certain financial instruments, including cash and cash equivalents, accounts and commissions receivable, accounts payable and accrued expenses, the fair values were determined based on the near term maturities of such instruments. The fair value of debt was determined based on current rates at which the Company could borrow or advance funds with similar remaining maturities, which amount approximates its carrying value.

3. PROPERTY AND EQUIPMENT - NET

          Property and equipment consist of the following:

               Office equipment                $ 11,698
               Computer equipment and other      14,778
                                               --------
                  Total at cost                $ 26,476
               Less accumulated depreciation    (24,232)
                                               --------
                Net Property and Equipment     $  2,244
                                               ========

Depreciation expense for the years ended December 31, 2002 and 2001 amounted to approximately $1,030 and $1,385, respectively.

                          DIMENSION DISTRIBUTING, INC.
                  NOTES TO THE FINANCIAL STATEMENTS - CONTINUED


4. CREDIT RISKS / FINANCIAL INSTRUMENTS

The Company maintains cash deposits with a major bank, which from time to time may exceed federally insured limits. The Company has not experienced any losses and believes it is not exposed to any significant credit risk from cash. At December 31, 2002, the Company did not have cash balances on deposit that exceeded the balance insured by the F.D.I.C.

The Company routinely assesses the financial strength of the vendors for which it brokers sales and sells its products. Based upon factors surrounding the credit risk of these vendors, the Company has established an allowance for uncollectible accounts of approximately $3,000. As of December 31, 2002, the Company believes that it does not have an accounts receivable credit risk, beyond the allowance established.

The Company does not require collateral or other security to support financial instruments subject to credit risk.

5. LINE OF CREDIT

The Company as of December 31, 2002 had an outstanding credit line balance of approximately $3,500 due to a financial institution. The line of credit has a ceiling amount of $50,000 and interest is floated at 1% over the prime rate [approximately 5% at December 31, 2002]. The credit line is secured and collateralized by all of the assets of the Company. The credit line expired on December 31, 2002, and was replaced on April 15, 2003 with a similar facility [see Note 10]. Interest expense for the years ended December 31, 2002 and 2001 was approximately $770 and $320, respectively [See Note 8].

6. COMMITMENTS AND CONTINGENCIES

The Company sub-leases its primary office space in Arundel, Maine. Rent expense for the years ended December 31, 2002 and 2001 was approximately $8,900 and $8,800, respectively. The sub-lease will expire on July 31, 2005. The annual future minimum rental payments required under the sub-lease are as follows:

                    YEAR ENDING      MINIMUM LEASE
                    DECEMBER 31,        PAYMENTS
                    ------------     -------------
                         2003           $ 9,000
                         2004             9,225
                         2005             5,565
                                        -------
                       TOTAL:           $23,790
                                        =======

7. ADVANCES PAYABLE - RELATED PARTY

The Company from time to time is advanced funds from its shareholder who is also an officer of the Company. As of December 31, 2002, approximately $75,200 is due to the shareholder. The shareholder requires no collateral to secure the advance and there are no stated provisions for accrued interest. The terms of the advance do not provide for minimum debt payments and the advance is classified as a long-term liability since the Company does not believe it will repay the balance within twelve months. As of December 31, 2002 the terms of the advance have been fully complied with.

                          DIMENSION DISTRIBUTING, INC.
                  NOTES TO THE FINANCIAL STATEMENTS - CONTINUED


8. CONCENTRATIONS

a. PRODUCT PURCHASES

Purchases for the years ended December 31, 2002 and 2001 were provided primarily by two major manufacturers as follows:

                   2002             2001
                   ----             ----
                $ 17,950  14%     $ 28,200  17%
                $104,700  84%     $130,500  77%


b. PRODUCT SALES AND COMMISSION REVENUES

During the years ended December 31, 2002 and 2001, the Company earned commissions from two major manufacturers/distributors/suppliers as follows:

                   2002             2001
                   ----             ----
                $192,670  33%     $201,365  40%
                $272,620  47%     $211,652  42%

During the years ended December 31, 2002 and 2001, the Company had product sales to primarily to one customer of approximately $30,300, or 17%, and $47,200, or 19%, respectively.

c. ACCOUNTS RECEIVABLE AND COMMISSIONS RECEIVABLE

The Company had commission receivables due primarily from two manufacturers as follows:

                             2002
                             ----
                           $48,900      75%
                            15,970      25%

The Company had product sales receivable due from one customer of approximately $10,210, or 25%, as of December 31, 2002.

9. PENSION PLAN

On March 15, 1999, the Company adopted a Simplified Employee Pension Plan ["SEP"]. Under this plan the Company made contributions of $20,000 for each of the two years ended December 31, 2002 and 2001.

                          DIMENSION DISTRIBUTING, INC.
                  NOTES TO THE FINANCIAL STATEMENTS - CONTINUED


10. SUBSEQUENT EVENTS

o On June 18, 2003, the Company entered into a share purchase agreement with Valesc Holdings Inc. [Valesc], a Delaware corporation. Under the terms of this agreement, Valesc issued 8,000 shares of its Series B Convertible Preferred stock, $.0001 par value and $15,000 cash for all of the outstanding shares of the Company. The transaction is valued at approximately $309,000.

o On April 15, 2003, the Company established a new credit line with a financial institution. The purpose of the credit line is to fund the short-term operations of the Company. The terms of the credit line is similar to the credit line described in Note 5 to the financial statements.

o The Company is currently negotiating employment agreements with its key sales personnel; as of August 1, 2003, the Company has not finalized these agreements.

       (b)  Pro Forma Financial Information.

                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                  [UNAUDITED]

                              VALESC HOLDINGS INC.

The following pro forma condensed combined statements of operations for the six month period ended June 30, 2003 and for the year ended December 31, 2002 give effect to the acquisition of 100% of the outstanding shares of Dimension Distributing, Inc. ["DDI"] on June 18, 2003. The pro forma information is based on the historical financial statements of Valesc Holdings Inc. ["Valesc"] and DDI giving effect to the proposed transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements.

The pro forma statements of operations give effect to the transaction as if it had occurred at the beginning of the fiscal year presented. The historical statement of operations of the Company will reflect the effects of the transaction from date of acquisition onward.

The pro forma financial statements have been prepared by Valesc based upon the historical financial statements of DDI included elsewhere herein. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future.

                           PROFORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                   [UNAUDITED]

                                                     HISTORICAL
                                          ----------------------------------     PROFORMA           PROFORMA
                                               VALESC               DDI         ADJUSTMENTS         COMBINED
                                          -------------         ------------    -----------         --------
REVENUES:
COMMISSION INCOME                         $   395,593            $   274,573                      $   670,166
                                          -----------            -----------                      -----------
SALES                                            --                   75,627                           75,627
COST OF SALES                                    --                   38,105                           38,105
                                          -----------            -----------                      -----------
GROSS PROFIT                                     --                   37,522                           37,522
                                          -----------            -----------                      -----------
GROSS OPERATING INCOME                        395,593                312,095                          707,688

OPERATING EXPENSES:
Selling, general & administrative
expenses                                      785,750                278,470                        1,064,220
                                          -----------            -----------                      -----------
Total Operating Expenses                      785,750                278,470                        1,064,220
                                          -----------            -----------                      -----------
INCOME [LOSS] FROM OPERATIONS                (390,157)                33,625                         (356,532)

OTHER INCOME AND [EXPENSES]
   Other income                                                           63                               63
   Forgiveness of debt                        117,060                                                 117,060
   Interest expense - related party              --                     --                                 --
   Interest expense                           (49,946)                   (59)                         (50,005)
                                          -----------            -----------                      -----------
NET INCOME (LOSS)                         $  (323,043)           $    33,629                      $  (289,414)
                                          ===========            ===========                      ===========

EARNINGS [LOSS] PER SHARE:
   Basic and diluted                      $     (0.02)                                            $     (0.02)
                                          -----------                                             -----------

Weighted average shares outstanding
basic and diluted                          13,421,424                                              13,421,424


                           PROFORMA CONDENSED COMBINED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                   [UNAUDITED]

                                                     HISTORICAL
                                          ----------------------------------     PROFORMA           PROFORMA
                                               VALESC               DDI         ADJUSTMENTS         COMBINED
                                          -------------         ------------    -----------         --------
REVENUES:
COMMISSION INCOME                         $   255,627           $   548,714                       $   804,341
                                          -----------           -----------                       -----------
SALES                                            --                 190,039                           190,039
COST OF SALES                                    --                 120,522                           120,522
                                          -----------           -----------                       -----------
GROSS PROFIT                                     --                  69,517                            69,517
                                          -----------           -----------                       -----------
GROSS OPERATING INCOME                        255,627               618,231                           873,858
                                          -----------           -----------                       -----------

OPERATING EXPENSES:
Selling, general & administrative
expenses                                      842,131               600,500                         1,442,631
Equity based compensation                      65,000                  --                              65,000
                                          -----------           -----------                       -----------
Total Operating Expenses                      907,131               600,500                         1,507,631
                                          -----------           -----------                       -----------
INCOME [LOSS] FROM OPERATIONS                (651,504)               17,731                          (633,773)
                                          -----------           -----------                       -----------

OTHER INCOME AND [EXPENSES]
   Other income                                  --                   3,307                             3,307
   Interest income                               --                      48                                48
   Forgiveness of debt                        149,778                  --                             149,778
   Loss on extinguishment of debt             (19,500)                 --                             (19,500)
   Interest expense -related party               (833)                 --                                (833)
   Interest expense                          (126,795)                 (765)                         (127,560)
                                          -----------           -----------                       -----------

INCOME BEFORE INCOME TAXES                   (648,854)               20,321                          (628,533)
                                          -----------           -----------                       -----------

Income taxes                                                          2,771                             2,771
                                          -----------           -----------                       -----------
NET LOSS                                  $  (648,854)          $    17,550                       $  (631,304)
                                          ===========           ===========                       ===========

EARNINGS [LOSS] PER SHARE:
   Basic and diluted                           (0.06)                                                   (0.06)

Weighted average shares outstanding       11,106,103                                               11,106,103
   basic and diluted

The following exhibits are filed herewith:

2.1 Merger Agreement dated as of March 21, 2001 between Valesc and NetCentral Capital Fund, Inc. (filed as part of our Form 8-K filed on March 23, 2001 and incorporated herein by reference);

2.2 Share Purchase Agreement dated December 3, 2001 between Valesc, SMT Enterprises Corporation and OJI Surgical, Inc. for the acquisition of OJI by Valesc (filed as part of our Form 8-K filed on December 21, 2001 and incorporated herein by reference);

2.3 Merger Agreement dated May 20, 2002 between Valesc and Atlas Holdings Inc. (filed as part of our Form 8-K filed on May 22, 2002 and incorporated herein by reference);

2.4 Share Purchase Agreement dated December 15, 2002 by and among Valesc, Medex, and SMT Enterprises Corporation for the acquisition of Medex by Valesc (filed as part of our Form 8-K filed on December 27, 2002 and incorporated herein by reference);

2.5 Share Purchase Agreement dated June 18, 2003 by and among Valesc, Dimension Distributing, Inc., and Tim Kain for the acquisition of Dimension by Valesc (filed as part of our Form 8-K filed on June 23, 2003 and incorporated herein by reference);

4.1 Specimen Certificate for Common Stock (filed as part of our Form SB-2 on June 27, 2002 and incorporated herein by reference);

4.2 Certificate of Designation of Series and Determination of Rights and Preferences of the Convertible Preferred Stock, Series B, of Valesc (filed as part of our Form 8-K filed on June 23, 2003 and incorporated herein by reference).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Valesc Holdings Inc.
                                              (Registrant)


Date:  September 2, 2003                   By: /s/ Samuel Cohen
                                             -----------------
                                             Samuel Cohen
                                             President